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                                                                    EXHIBIT 32.1

                                  CERTIFICATION
              PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
       2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE
                             18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Alteon Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the three months ended June 30, 2005 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2005                  By: /s/ Kenneth I. Moch
                                          -------------------------------------
                                          Kenneth I. Moch
                                          President and Chief Executive Officer
                                          (principal executive officer)

Date: August 9, 2005                  By: /s/ Mary T. Phelan
                                          ---------------------------------
                                          Mary T. Phelan
                                          Director of Finance and Financial
                                          Reporting
                                          (principal accounting officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.